SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 11, 2005

FUELNATION INC.

Florida	1-12350	65-0827283
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification Number)

4121 SW 47th Avenue,

Suite 1301

Davie, FL 33314

Registrant's telephone number, including area code: 954-587-3775

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) In February 2005 we signed a three year employment contract and hired a Vice President and Chief Investment Officer, Joel Brownstein. In March 2005 we signed a three year employment contract and hired a Vice President and Chief Investment Relations Officer, James A. Connolly III. In February 2005 we signed a three year employment contract and hired a Vice President and Chief Investor Relations Officer, Joel Brownstein. In April 2005 we amended and restated the employment agreement with the President, Chief executive officer, Chris R. Salmonson.

 (c) Exhibits.

Exhibit No.	Description

10.11	Employment Agreement Joel Brownstein
10.12	Employment Agreement James A. Connolly III
10.13	Amended and Restated Employment Agreement Chris Salmonson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2005

FUELNATION INC.

By:	/s/ CHRISTOPHER ROBERT SALMONSON
Christopher Robert Salmonson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.11	Employment Agreement Joel Brownstein
10.12	Employment Agreement James A. Connolly III
10.13	Amended and Restated Employment Agreement Chris Salmonson